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                                                                   EXHIBIT 10.10

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN EXEMPTION FROM SUCH REQUIREMENT UNDER SUCH ACT.


No. __________

                              XENOGEN CORPORATION
                              WARRANT CERTIFICATE

     THIS CERTIFIES that, for valued received, _______________________________, or its registered successors and assigns, is the owner of Warrants to purchase from XENOGEN CORPORATION, a California corporation (herein called the "Company"), the security issued in the Company's next financing with gross proceeds (excluding amounts received upon cancellation of indebtedness) in excess of $________ (the "Next Financing"). For purposes of this Warrant Certificate, the term "Shares" shall mean the security issued by the Company in the Next Financing. The aggregate Exercise price of the Shares subject to this Warrant Certificate is $______ (the "Aggregate Exercise Price"). The aggregate number of Shares for which the Warrants may be exercised equals the Aggregate Exercise Price divided by the price per share of the Shares, subject to adjustment from time to time pursuant to the provisions of Section 2 hereof. Upon exercise of the Warrants, the holder hereof shall pay the exercise price per Share equal to the per Share price paid in the Next Financing.

1.   Exercise of Warrants.
     --------------------

     1.1  Cash Exercise. The Warrants evidenced hereby may be exercised at any
          -------------
time after the date of commencement of the Next Financing through November 13, 2007 (the "Expiration Date") by the registered holder hereof, in whole or in part, by the surrender of this Warrant Certificate, duly endorsed (unless endorsement is waived by the Company), at the time principal office of the Company (or at such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at such holder's last address appearing on the books of the Company) and upon payment to the Company by check payable to the order of the Company of the purchase price of the Shares purchased. The certificates(s) for such Shares shall be delivered to the registered holder hereof within a reasonable time, not exceeding ten (10) days, after Warrants evidenced hereby shall have been so exercised and a new Warrant Certificate evidencing the number of Warrants, if any, remaining unexercised shall also be issued to the registered holder within such time unless such Warrants have expired. The holder of the Warrants evidenced by this Certificate shall have all the rights of a holder of Shares to be issued upon exercise of the Warrants when such Warrant holder tenders payment of the Exercise Price (as defined below) to the Company
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along with this Warrant Certificate duly endorsed in accordance with this
Section 1. No fractional Shares of the Company, or scrip for any such fractional shares, shall be issued upon the exercise of any Warrants; but the holder hereof shall be entitled to cash equal to such fraction multiplied by the then effective Exercise Price (as defined below).

     1.2  Common Net Issue Exercise.
          -------------------------

          (a) In lieu of exercising this Warrant and provided that the Company's common stock (the "Common Stock") is then publicly traded, the holder hereof may elect to receive shares of Common Stock equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to the holder hereof a number of shares of the Company's Common Stock computed using the following formula:

                                 X = Y (A - B)
                                     ---------
                                       A

Where     X -  The number of shares of Common Stock to be issued to Holder.

          Y - The number of shares of Common Stock into which the Shares purchasable under this Warrant are then convertible.

          A -  The fair market value of one share of the Company's Common Stock.

          B -  Exercise Price (as adjusted to the date of such calculations).

          (b) For purposes of this Section, fair market value of the Company's Common Stock shall mean the average of the closing bid and asked prices of the Company's Common Stock quoted in the over-the-counter market summary or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Eastern Edition of The Wall Street
                                                                ---------------
Journal for the ten trading days prior to the date of determination of fair
-------
market value.

     1.3  Preferred Net Issue Exercise.
          ----------------------------

          In the event of a merger of the Company with or into another entity in which the shareholders of the Company immediately prior to the merger own immediately after the consummation of the merger less than a majority of the outstanding voting securities of the surviving entity (or its parent) calculated on a fully-diluted basis, then,

          (a) In lieu of exercising this Warrant, the holder hereof may elect to receive Shares of the Company equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the company together

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     with notice of such election, in which event the Company shall issue to the holder hereof a number of Shares of the Company computed using the following formula:

                                 X = Y (A - B)
                                     ---------
                                       A

Where     X -  The number of Shares to be issued to Holder.

          Y -  The number of Shares purchasable under this Warrant.

          A -  The fair market value of one Share of the Company's Preferred
               Stock.

          B -  Exercise Price (as adjusted to the date of such calculations).

          (b) For purposes of this Section, fair market value of the Company's Preferred Stock shall mean the average of the closing bid and asked prices of the Company's Preferred Stock quoted in the over-the-counter market summary or the closing price quoted on any exchange on which the Preferred Stock is listed, whichever is applicable, as published in the Eastern Edition of The Wall Street Journal for the ten trading days prior to the
                -----------------------
     date of determination of fair market value. If the Preferred Stock is not traded over-the-counter or on an exchange, the fair market value shall be determined in good faith by the Board of Directors of the Company with the approval of the holder of this Certificate, which approval shall not be unreasonably withheld.

2.   Adjustment in Exercise Price and Number of Shares.  The applicable exercise
     -------------------------------------------------
price per share as set forth above shall be subject to adjustment from time to time as hereinafter provided (such price, as last adjusted, being hereinafter called the "Exercise Price"). Upon each adjustment of the Exercise Price, the holder of this Warrant Certificate shall thereafter be entitled to purchase at the Exercise Price resulting from such adjustment, the number of shares obtained by dividing (1) the Aggregate Exercise Price by (2) the Exercise Price resulting from such adjustment.

     2.1  Stock Dividends.  If and whenever at any time the Company shall
          ---------------
declare a dividend or make any other distribution upon any class or series of stock of the Company payable in Shares or securities convertible into or exercisable for Shares, the number of Shares to be obtained upon exercise of this Warrant shall be proportionately adjusted (through a reduction of the Exercise Price) to reflect the issuance of any such securities issuable in payment of such dividend or distribution.

     2.2  Subdivision or Combination of Stock.  If and whenever the Company
          -----------------------------------
shall at any time subdivide its outstanding Common Shares into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding Common Shares of the Company shall be

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combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

     2.3  Reorganization, Reclassification. If any capital reorganization or
          --------------------------------
reclassification of the capital stock of the Company shall be effected, then, as a condition of such reorganization or reclassification, lawful and adequate provision shall be made whereby each holder of Warrants shall thereafter have the right, but shall not be required, to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Shares immediately theretofore issuable upon exercise of the Warrants, such shares of stock, securities or properties (collectively, the "Substitute Securities") as may be issuable or payable with respect to or in exchange for a number of outstanding Shares equal to the number of Shares immediately theretofore issuable upon exercise of the Warrants, had such reorganization or reclassification taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each holder of Warrants to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Exercise Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any Substitute Securities thereafter deliverable upon the exercise thereof. The above provisions of this Subsection 2.3 shall similarly apply to successive reorganizations or reclassification.

3.   Other Notices. If any time prior to the Expiration Date of the Warrants
     -------------
evidenced hereby:


          (a) The Company shall declare any dividend payable in shares of capital stock of the Company; or

          (b) The Company shall authorize the issue of any options, warrants or rights entitling the recipient to subscribe for or purchase any shares of capital stock of the Company or to receive any other rights; or

          (c) The Company shall authorize the distribution of evidences of its indebtedness or assets (including cash dividends or distributions paid out of retained earnings or retained surplus); or

          (d) There shall occur any reclassification of the capital stock of the Company, or any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of the Shares) or a sale or transfer to another corporation of all or substantially all of the properties of the Company; or

          (e) There shall occur the voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company;

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then, and in each of such cases, the Company shall mail to the registered holder hereof as its last address appearing on the books of the Company, as promptly as practicable but in any event at least twenty days prior to the applicable record date (or determination date) mentioned below, a notice stating, to the extent such information is available, (I) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, if a record is not to be taken, the date as of which the holders of Shares of record to be entitled to such dividend, distribution or rights are to be determined, or (ii) the date on which such liquidation, dissolution or winding up is expected to become effective and the date as of which it is expected that holders of Shares of record shall be entitled to exchange their Shares for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up.

4.   Replacement of Warrants.  On receipt of evidence reasonably satisfactory to
     -----------------------
the Company of the loss, theft, destruction or mutilation of any Warrant, and in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonable satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, unless the Company has received notice that any such Warrant has been acquired by a bona fide purchaser, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor; provided, however, if any Warrant of which the original holder of this Warrant,
--------  -------
its nominee, or any of its affiliates is the registered holder is lost, stolen or destroyed, the affidavit of the President, Vice President, Treasurer, Secretary, or Clerk, of the registered holder setting forth the circumstances with respect to such loss, theft or destruction shall be accepted as satisfactory evidence thereof, and no indemnity bond or other security shall be required as a condition to the execution and delivery by the Company of a new Warrant in replacement of such lost, stolen or destroyed Warrant other than the registered holder's written agreement to indemnify the Company.

5.   Registered Holder.  The registered holder of this Warrant Certificate shall
     -----------------
be deemed the owner hereof and of the Warrants evidenced hereby for all purposes. The registered holder of this Warrant Certificate shall not be entitled by virtue of ownership of this Warrant Certificate to any rights whatsoever as a shareholder of the Company.

6.   Amendments and Waivers.  Any provision in this Warrant Certificate to the
     ----------------------
contrary notwithstanding, changes in or additions to this Warrant Certificate may be made and compliance with any covenant or provision herein set forth may be omitted or waived if the Company shall obtain consent thereto in writing from the holder of this Warrant Certificate.

7.   Transfer.  (a) This Warrant Certificate and the Warrants evidenced hereby
     --------
may not be sold, transferred, pledged, hypothecated or otherwise disposed of unless and until:

                    (i) There is then in effect a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering such

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          proposed disposition and such disposition is made in accordance with such registration statement and all applicable state securities laws;
          or

               (ii) (A) The transferor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition,
          (B) if reasonably requested by the Company, such transferor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act and that all requisite action has been or will, on a timely basis, be taken under any applicable state securities laws in connection with such disposition: (C) the proposed transferee shall have agreed in writing to be bound by the terms and provisions of this Section 8; and (D) provided, however, that only two such transfers pursuant to this
          Section 7(ii) may occur without the written consent of the Company.

          (b) Notwithstanding the provisions of paragraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary and the provisions of subparagraph 7(ii)(a) shall not apply for a transfer to a partner, former partner, subsidiary, shareholder or affiliate of such transferor if the transferee agrees in writing to be subject to the terms hereof to the same extent as if such transferee were an original holder of this certificate or for transfers pursuant to Rule 144 or 144A promulgated under the Securities Act.

8.   Early Termination.  If at any time the Company proposes to merge with or
     -----------------
into any other entity, effect a reorganization or sell or convey all or substantially all of its assets to any other entity in a transaction in which the shareholders of the Company immediately prior to the transaction own immediately after the transaction less than a majority of the outstanding voting securities of the surviving entity (or its parent), then the Company shall give the holder of this Warrant Certificate thirty days' prior written notice of the effective date of the transaction and if the Warrants have not been exercised on or prior to the effective date of such transaction the Warrants shall terminate.

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     IN WITNESS WHEREOF, XENOGEN CORPORATION has caused this Warrant Certificate to be signed by a duly authorized officer under its corporate seal, and this Warrant Certificate to be dated November 13, 1997.

                                                  XENOGEN CORPORATION


                                                  By: _______________________
                                                      Name:
                                                      Title:

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